SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C.  20549
                    --------------------
                         FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)  October 31, 1994

                    FORD MOTOR CREDIT COMPANY
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE           1-6368            38-1612444
- ------------------------   ----------------------- -------------
(State of other juris-     (Commission File Number) (IRS Employer
diction of incorporation)                          Identification
                                                        No.)


  THE AMERICAN ROAD, DEARBORN, MICHIGAN                48121
- ----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   313-322-3000

ITEM 5.  OTHER EVENTS

          Ford Motor Credit Company, a Delaware corporation (the
"Company"), has registered Debt Securities ("Debt Securities")
pursuant to Registration Statement No.33-53101. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 4l5 under the Securities Act of 1933. The Company has created an issue of Debt Securities for issuance under an Indenture dated as of February 1, 1985, as supplemented, between the Company and Chemical Bank ("the Indenture") in the aggregate principal amount of $250,000,000. Such issuance has been designated as the Company's Floating Rate Notes due November 2, 1999 (the "Notes"). The entire issue of the Notes will be represented by a Temporary Global Security and a Permanent Global Security, which is exchangeable for the Temporary Global Security as provided in the
Indenture.   A copy of the form of Temporary Global Security is being filed as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                              EXHIBITS

DESIGNATION             DESCRIPTION              METHOD OF FILING
- -----------             -----------              ----------------
Exhibit 4       Form of Temporary Global            Filed with
                Security relating to                this Report
                Ford Motor Credit Company's
                Floating Rate Notes due
                November 2, 1999.


                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FORD MOTOR CREDIT COMPANY
                                         (Registrant)

Date:  October 31, 1994            By: /s/ R. P. Conrad
                                   ------------------------
                                    R. P. Conrad
                                    Assistant Secretary

                           EXHIBIT INDEX


DESIGNATION      DESCRIPTION


Exhibit 4       Form of Temporary Global
                Security relating to
                Ford Motor Credit Company's
                Floating Rate Notes due
                November 2, 1999.